Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Debt Disclosure [Abstract]
Debt	Debt
The following is a summary of the Company’s debt as of September 30, 2021 and December 31, 2020:

	September 30, 2021	December 31, 2020
Convertible Notes	$—	$150,000
Revolving Credit Facility	—	27,690
Total debt facilities	—	177,690
Unamortized debt discount and issuance costs (1)	(559)	(30,725)
Total debt, net	$(559)	$146,965
_________________
(1)As of September 30, 2021, the Company included unamortized debt issuance costs within Prepaid expenses and other assets on the Condensed Consolidated Statements of Financial Position since there were no outstanding borrowings under the Revolving Credit Facility.
Convertible Notes
The Company issued 7.0% subordinated unsecured convertible notes with an aggregate principal amount of $150.0 million (the “Convertible Notes”) under a Note Purchase Agreement (as amended, the “NPA”) executed on November 30, 2016. The Convertible Notes were due to mature on November 30, 2026 (the “Maturity Date”) unless earlier converted or repaid pursuant to the terms of the NPA. The estimated intrinsic value of the Beneficial Conversion Feature (“BCF”) as of issuance was $32.7 million, which was recognized as a discount on the Convertible Notes with an offsetting increase to Partners’ capital. The BCF discount was amortized to interest expense using the effective interest method based on the Maturity Date.
Certain of the persons who held Convertible Notes (each herein referred to as a “Holder”) are partners. Refer to Note 17 – Related Party Transactions for further information.
In December 2020, the Company entered into letter agreements (the “2020 Letter Agreements”) with all Holders, which amended and restated any existing letter agreements, pursuant to which all of the holders (the “Redeeming Holders”) agreed to collectively tender for redemption $150.0 million aggregate principal amount of their Convertible Notes (such Convertible Notes, the “Redeemed Notes”) for cash. Pursuant to the terms of the 2020 Letter Agreements, the Redeeming Holders agreed not to convert their Convertible Notes in connection with the Business Combination.
Upon consummation of the Business Combination, the Company redeemed the Convertible Notes for $161.6 million, which included the total outstanding $150.0 million aggregate principal, an applicable premium for Redeeming Holders owning at least $5.0 million of principal, and accrued and unpaid interest. The Company recognized a $39.4 million loss on extinguishment of the Convertible Notes composed of the $10.9 million premium and $28.5 million of unamortized debt discount and issuance costs.
Debt Discount and Issuance Costs – A portion of the Convertible Notes was issued at a 5.0% original issue discount in the amount of $5.8 million coupled with a 3.0% commitment fee in the amount of $3.5 million. In addition to the discount and commitment fees, the Company incurred debt issuance costs of approximately $1.1 million. The debt discounts and original issuance costs were amortized using the effective interest method over the term of the Convertible Notes.
The effective interest rate of the Convertible Notes, considering the cash coupon rate of 7.0% as well as amortization of the BCF discount, debt discount and issuance costs, was 11.95% for the period from January 1, 2021 through June 24, 2021 (the date such Convertible Notes were redeemed) as well as for the three and nine months ended September 30, 2020. The aggregate interest expense related to the Convertible Notes was $6.9 million for the period from January 1, 2021 through June 24, 2021 and $3.5 million and $10.5 million during the three and nine months ended September 30, 2020, respectively.
Revolving Credit Facility
On November 30, 2016, the Company entered into a credit agreement (as amended, the “Credit Agreement”) with Cadence Bank, N.A. (“Cadence Bank”). In December 2018, the Company amended the Credit Agreement to modify a term loan to a revolving credit facility with a line of credit of $50.0 million (the “Revolving Credit Facility”). During the nine months ended September 30, 2020, the Company made principal payments on the Revolving Credit Facility of $32.0 million as well as drawdowns of $22.0 million. Applicable only to the period after the Separation and before the Business Combination, the Credit Agreement named PWP Capital Holdings LP as a guarantor of the Revolving Credit Facility and required that financial covenants be determined on a combined basis with the results of both the Company and PWP Capital Holdings LP for the applicable periods ended.
Upon consummation of the Business Combination, the Company repaid all of the outstanding borrowings under the Credit Agreement, which included $27.7 million principal amount plus accrued and unpaid interest. In anticipation of the Closing, on June 15, 2021, the Credit Agreement was amended such that as of the Closing Date, (i) the maturity was extended from April 1, 2022 to July 1, 2025, (ii) interest accrues at LIBOR plus a fixed rate of 2.00% per annum (with a 0.25% LIBOR floor) with an alternate base rate option equal to Cadence Bank’s prime rate minus 1.00% (with a 3.25% floor), (iii) up to $15.0 million of the Revolving Credit Facility may be used for the issuance of letters of credit, (iv) up to $20.0 million of incremental revolving commitments may be incurred under the Credit Agreement, and (v) certain financial covenants were amended. As of September 30, 2021, the Company had no outstanding balance related to the Revolving Credit Facility and no incremental revolving commitments were incurred.
The weighted average interest rate for the Revolving Credit Facility was 2.62% for the period from January 1, 2021 through June 24, 2021 (the Closing Date) and 2.72% and 3.10% for the three and nine months ended September 30, 2020, respectively.
Debt Issuance Costs – Prior to the Business Combination, the Company incurred $1.8 million in issuance costs related to the Credit Agreement, which were amortized to Interest expense using the effective interest method over the life of the Revolving Credit Facility. The effective interest rate of the Revolving Credit Facility, taking into account these issuance costs, was 3.73% for the period from January 1, 2021 through June 24, 2021 and 3.67% and 3.95% for the three and nine months ended September 30, 2020, respectively. The amendments described above were accounted for as modifications as opposed to a debt extinguishment in accordance with U.S. GAAP. As such, the unamortized original debt issuance costs as well as the additional $0.4 million in fees incurred to amend the facility are being amortized using the effective interest method to Interest expense over the amended remaining term of the Revolving Credit Facility. Interest expense related to the Revolving Credit Facility was $0.1 million and $0.6 million during the three and nine months ended September 30, 2021, respectively, and $0.4 million and $1.3 million during the three and nine months ended September 30, 2020, respectively.
Debt
The following is a summary of the Company’s debt as of December 31, 2020 and 2019:

	December 31,
	2020	2019
Convertible Notes, due 2026	$150,000	$150,000
Revolving Credit Facility, due April 1, 2022, modified Senior Term Loan	27,690	37,690
Total debt facilities	177,690	187,690
Unamortized debt discounts and issuance costs	(30,725)	(34,689)
Total debt, net	$146,965	$153,001
Convertible Notes
The Company issued 7.0% subordinated unsecured convertible notes with a principal amount of $150.0 million (“the Convertible Notes”) under a Note Purchase Agreement (the “Original NPA”) executed in conjunction with the TPH Business Combination on November 30, 2016 (the “Closing Date”). The Convertible Notes are due on November 30, 2026 (the “Maturity Date”). Interest payments are due quarterly; however, until the fifth anniversary of the Closing Date, the Company may elect to defer its payment of interest up to eight separate times. In the event of such delayed election, the interest rate on the Convertible Notes will automatically increase to 9.0% per annum until all delayed interest has been paid in full. No such election was made during the years ended December 31,
2020 and 2019. Certain of the Convertible Note holders (each herein referred to as a “Holder”) are Partners, refer to Note 12—Related Party Transactions for further information.
In conjunction with the Separation in February 2019, the Company amended the Original NPA (the “NPA First Amendment”). In connection with the NPA Amendment, the Company also entered into letter agreements (the “Letter Agreements”) with Holders representing approximately substantially all of the total outstanding $150.0 million aggregate principal amount of our Convertible Notes (collectively, the “Letter Agreement Noteholders”), pursuant to which the Letter Agreement Noteholders will have the option, upon certain events, to either tender for redemption their Convertible Notes for cash or exercise their conversion rights with respect to their Convertible Notes, in each case pursuant to the terms described in such Letter Agreements. In July 2020, the Company and the requisite holders of the Convertible Notes executed a second amendment to the NPA with respect to certain technical amendments relating to its financial covenants (the “NPA Second Amendment” and, together with the Original NPA and the NPA First Amendment, as amended, the “Existing NPA”).
In conjunction with executing the business combination agreement with FinTech IV in December 2020, the Company entered into a third amendment to the Existing NPA (the “NPA Third Amendment and, together with Existing NPA, as amended, the “NPA”)reflecting the consent from the requisite holders of the Convertible Notes to the business combination and related internal reorganization steps that would be concurrently consummated and making (i) related amendments to various restrictive covenants and related definitions in the NPA and (ii) related clarifications to the redemption and conversion provisions. In connection with the NPA Third Amendment the Company has also entered into new letter agreements (the “2020 Letter Agreements”) with all of the holders of the Convertible Notes, (which amended and restated their existing 2019 Letter Agreements), pursuant to which all of the holders (the “Redeeming Holders”) have agreed to collectively tender for redemption $150 million aggregate principal amount of their Convertible Notes (such Convertible Notes, the “Redeemed Notes”) for cash. Pursuant to the terms of the 2020 Letter Agreements, the Redeeming Holders have agreed not to convert their Convertible Notes in connection with the business combination agreement with FinTech IV.
Redemption - Upon a monetization event (public offering, a public sale transaction, liquidation or change of control), the Company will redeem all of the outstanding Convertible Notes at the then outstanding principal amount plus all accrued and unpaid interest plus, in the case of a liquidation or a change of control that is not a public sale transaction, an applicable premium set forth in the NPA.
The Redeeming Holders will be entitled to receive, on the closing date of the business combination (or if the business combination with FinTech IV not consummated, certain other alternative transactions including another potential business combination or initial public offering), a redemption price equal to 100% of the principal amount (plus, with respect to any Redeeming Holder owning at least $5.0 million principal amount of Convertible Notes, an applicable premium based on a discounted U.S. treasury rate), and accrued and unpaid interest to, but excluding, the closing date of the business combination (or other alternative transaction). In addition, each Redeeming Holder will also be entitled to receive a “top-up” payment (the “Top-Up Payment”), on the date that is 45 days following the closing date of the business combination (or other alternative transaction), in an amount equal to the excess, if any, of (i) the value of the Company’s Class A partnership units that would have been issued upon conversion of such Redeeming Holder’s Redeemed Notes using the then applicable conversion rate (assuming the value of each Class A partnership unit is equal to the five-day volume weighted average price at which the public company’s Class A common stock trades on the 30th calendar day following the closing date of the business combination (or other alternative transaction) (the “5-Day VWAP”)) plus the aggregate amount of accrued and unpaid interest on such Redeemed Notes, to but excluding the closing date of the business combination (or other alternative transaction), over (ii) the redemption price paid on the closing date of the business combination (or other alternative transaction) described above. The Top-Up Payment may be made, in the Company’s sole discretion, in cash or shares of the combined company’s Class A common stock or any combination thereof. The number of shares of the public company’s Class A common stock issued in satisfaction of the Top-Up Payment will be determined based on the 5-Day VWAP
Prior to November 30, 2021, the Company has no right to redeem the Convertible Notes other than in connection with the business combination (or other alternative transaction) as described in the 2020 Letter Agreements described above, or upon certain other monetization events (public offering, a public sale transaction, liquidation or change of control). On or after November 30, 2021, the Company may, at its option, at any time, redeem all or a portion of the outstanding Convertible Notes at the then outstanding principal amount plus up to a 5.0% premium. Additionally, at each anniversary of the Closing Date, commencing November 30, 2022, the Company will offer to redeem up to $30.0 million aggregate principal amount of the Convertible Notes then being redeemed, plus all accrued and unpaid interest thereon. As of December 31, 2020 and 2019, none of the Convertible Notes were redeemed.
Optional Conversion - On or prior to the Maturity Date, each Holder has the right at any time to convert all or a portion of their portion of the Convertible Notes into the Company’s common units at the conversion rate (as set forth in the NPA), plus an amount in cash equal to accrued and unpaid interest. Prior to the NPA First Amendment, the conversion rate prior to November 30, 2021 would have been 0.7073334 common units of the Company (which, at the time, included both the asset management and advisory businesses) per $1,000 principal amount of Convertible Notes (10.61% of the outstanding common equity, on a fully diluted basis) and the conversion rate after November 30, 2021 would have been 0.8280600 common units per $1,000 principal amount of Convertible Notes (12.20% of the outstanding common equity on a fully diluted basis). The optional conversion was evaluated and deemed to be both beneficial and significant to require separation. The estimated intrinsic value of the Beneficial Conversion Feature (“BCF”) was measured at the most favorable conversion terms and determined to be $32.7 million as of the Closing Date. The recognition of the BCF created a discount on the Convertible Notes with an offsetting increase to Partners’ capital. The BCF discount is amortized to interest expense using the effective interest method and based on the Maturity Date.
Under the terms of the NPA First Amendment, the reorganization was deemed to be a distribution of the asset management business to investors, which triggered an adjustment to the Conversion Rate of the Convertible Notes under the terms of NPA. The Conversion Rate was adjusted to 0.8679094 Common Units per $1,000 principal amount of Convertible Notes (12.71% of the outstanding common equity, on a fully diluted basis) until November 30, 2021 or if the Convertible Notes have not been redeemed on or prior to November 30, 2021, thereafter, 1.0203869 Common Units per $1,000 principal amount of Notes (14.62% of the outstanding common equity, on a fully diluted basis), subject to adjustment as set forth in the NPA. As the adjustment to the Conversion Rate represents a standard antidilution provision designed to maintain the value of the conversion feature rather than provide incremental value to the holders of the Convertible Notes, no gain or loss was recognized. As a result of the NPA First Amendment, the Company incurred $0.2 million in fees that were capitalized and will be amortized over the remaining term of the Convertible Notes. Applicable only to the period after the Separation and before the business combination (or other alternative transaction), the NPA names PWP Capital Holdings LP as a guarantor of the Convertible Notes and requires that financial covenants be determined on a combined basis with the results of both the Company and PWP Capital Holdings LP for the applicable periods ended. Additional amendments were made as a result of the NPA Second Amendment and NPA Third Amendment; however, none of these amendments resulted in a change to the Convertible Notes’ principal amount, interest rates, or the maturity date. As of December 31, 2020 and 2019, none of the Convertible Notes were converted.
To the extent that the Company does not consummate the business combination (or other alternative transaction), then the Convertible Notes will remain outstanding and the holders of the Convertible Notes will continue to have the conversion rights described under “Optional Conversion” above.
Debt Discount and Issuance Costs - A portion of the Convertible Notes was issued at a 5.0% original issue discount in the amount of $5.8 million coupled with a 3.0% commitment fee in the amount of $3.5 million. In addition to the discount and commitment fees, the Company incurred debt issuance costs of approximately $0.9 million in relation to the NPA. The debt discounts and issuance costs are amortized using the effective interest method over the term of the Convertible Notes.
The effective interest rate of the Convertible Notes, considering the cash coupon rate of 7.0% as well as amortization of the BCF discount, debt discount and issuance costs, was 11.95%, 11.95%, and 11.92% for the years ended December 31, 2020, 2019, and 2018, respectively. The aggregate interest expense related to the Convertible Notes was $14.1 million, $13.8 million, and $13.4 million during the years ended December 31, 2020, 2019, and 2018, respectively.
Credit Agreement – Senior Term Loan modified to Revolving Credit Facility
In conjunction with the TPH Business Combination, the Company entered into a credit agreement with Cadence Bank, N.A. (“Cadence Bank”) dated November 30, 2016 (the “Credit Agreement”) through which the Company borrowed an aggregate $50.0 million (the “Senior Term Loan”). The Senior Term Loan was due on December 31, 2021. In December 2018, the Company amended the Credit Agreement (the “First Amendment”) and modified the outstanding principal and interest balance under the Senior Term Loan to a revolving credit facility (the “Revolving Credit Facility”) with a line of credit of $50.0 million available through December 31, 2021. At the time of the First Amendment, the Company had $27.7 million outstanding under the Revolving Credit Facility. During the years ended December 31, 2020 and 2019, the Company made principal payments on the Revolving Credit Facility of $32.0 million and $10.0 million as well as drawdowns of $22.0 million and $20.0 million respectively. No principal payments were made during 2018. Applicable only to the period after the Separation and before the initial public offering of Perella Weinberg Partners, the first Amendment names PWP Capital Holdings LP as a guarantor of the Revolving Credit Facility and requires that financial covenants be determined on a combined basis with the results of both the Company and PWP Capital Holdings LP for the applicable periods ended.
Prior to the First Amendment, the Senior Term Loan bore interest at a rate per annum equal to either the variable Eurodollar Rate (or London Interbank Offered Rate, LIBOR) or a variable Base Rate (defined as the higher of the (i) Federal Funds Rate plus ½ of 1.0%; (ii) Cadence Bank prime rate; or (iii) Eurodollar Rate plus 1.0%) plus a rate which varies by the Company’s leverage ratio, as noted in the table below.

Applicable Rate
Combined Leverage Ratio	Eurodollar Rate	Base Rate
< 0.50 : 1.00	2.75%	1.75%
≥ 0.50 : 1.00, but < 1.50 : 1.00	3.00%	2.00%
≥ 1.50 : 1.00	3.25%	2.25%
Prior to the First Amendment, interest payments were due in one, two, three or six-month intervals as selected by the Company, while principal payments were due quarterly beginning June 30, 2017 through December 31, 2021.
Subsequent to the First Amendment, interest payments are due in one, two, three or six-month intervals as selected by the Company. The Revolving Credit Facility bears interest at a rate per annum equal to either the variable Eurodollar Rate (or London Interbank Offered Rate, LIBOR) or a variable Base Rate (defined as the higher of the (i) Federal Funds Rate plus ½ of 1.0%; (ii) Cadence Bank prime rate; or (iii) Eurodollar Rate plus 1.0%) plus a rate which varies by the Company’s leverage ratio, as noted in the table below.

Applicable Rate
Combined Leverage Ratio	Eurodollar Rate	Base Rate
< 0.50 : 1.00	2.50%	1.50%
≥ 0.50 : 1.00, but < 1.50 : 1.00	2.75%	1.75%
≥ 1.50 : 1.00	3.00%	2.00%
On November 11, 2020, the Company amended its Revolving Credit Facility for the second time by extending the maturity date from December 31, 2021 to April 1, 2022.
On December 28, 2020, the Company amended its Revolving Credit Facility for a third time by expressly permitting the transactions contemplated by the proposed business combination with FinTech IV.
The weighted average interest rate for the Revolving Credit Facility and Senior Term Loan for the years ended December 31, 2020, 2019, and 2018 was 3.02%, 4.95%, and 4.88%, respectively.
Debt Issuance Cost—The Company incurred $1.7 million in issuance costs related to the Senior Term Loan upon execution of the original Credit Agreement. These issuance costs were being amortized to interest expense using the effective interest method over the life of the Senior Term Loan. The amendments described above were accounted for as modifications as opposed to a debt extinguishment in accordance with U.S. GAAP. As such, the debt issuance costs related to the original Senior Term Loan as well as the additional $0.1 million fees paid to Cadence to amend the facility are being amortized using the effective interest method to interest expense over the amended remaining term of the Revolving Credit Facility. Fees paid to third party vendors to facilitate the amendments were expensed as incurred. The effective interest rate of the Revolving Credit Facility and Senior Term Loan taking into account these issuance costs was 3.93%, 6.48%, and 6.10% for each of the years ended December 31, 2020, 2019, and 2018, respectively. Interest expense related to the Revolving Credit Facility and Senior Term Loan was $1.6 million, $1.6 million, and $1.7 million during the years ended December 31, 2020, 2019, and 2018, respectively.
Aggregate maturities of the principal amounts of all indebtedness, excluding unamortized issuance and discount costs, as of December 31, 2020 are as follows:

Years Ending:
2021	$—
2022	57,690
2023	30,000
2024	30,000
2025	30,000
Thereafter	30,000
$177,690